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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 27, 1998 included in this Annual Report on Form 10-K of The Houston Exploration Company for the year ended December 31, 1997 in the Registration Statement on Form S-8 of the Houston Exploration Company (Registration No. 333-36977) filed October 1, 1997.




ARTHUR ANDERSEN LLP
New York, New York
February 6, 1998